Exhibit 10.96

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER (the “Amendment”), dated as of December 17, 2014 by and among KOPPERS INC., a Pennsylvania corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, this Amendment, amends that certain Credit Agreement dated as of August 15, 2014 (the “Credit Agreement”).

WHEREAS, Borrower has requested that the Lenders (i) modify the definition of Fixed Charge Coverage Ratio in the Credit Agreement and (ii) address certain corporate restructuring matters, and the Administrative Agent and the Lenders have agreed to such modifications as described in this Amendment. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendments to the Credit Agreement.

(a) Section 1.1 [Defined Terms]. Section 1.1 of the Credit Agreement is hereby amended to include the following defined terms in their appropriate alphabetical positions:

Foreign Restructuring shall mean the transfer of equity interests among certain Loan Parties and their Subsidiaries substantially in accordance with the narrative set forth on Schedule 1.1(F) attached hereto.

Foreign Restructuring Completion Date shall mean the date on which the Foreign Restructuring is completed, but such date shall not be later than May 31, 2015, as such date may be extended by the Administrative Agent in its reasonable discretion.

Foreign Restructuring Taxes shall mean cash taxes (net of foreign tax credits) in an amount not to exceed $16 million incurred in connection with the Foreign Restructuring.

Koppers NZ shall mean Koppers NZ LLC (f/k/a Osmose NZ, LLC), a New York limited liability company.

(b) Section 1.1 [Defined Terms]. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the following defined term in its entirety:

Fixed Charge Coverage Ratio shall mean the ratio of (i) Consolidated EBITDA minus Capital Expenditures of Holdings and its Subsidiaries minus cash taxes (other than Foreign Restructuring Taxes) of Holdings and its Subsidiaries, to (ii) Fixed Charges.

(c) Section 8.1.16 [Foreign Restructuring Matters]. Section 8.1 of the Credit Agreement is hereby amended to add a new Section 8.1.16 immediately following Section 8.1.15 as follows:

8.1.16 Foreign Restructuring Matters. The Loan Parties shall, within two (2) days of the Foreign Restructuring Completion Date, execute and deliver to the Collateral Agent an amended and restated Pledge Agreement in form and substance satisfactory to the Administrative Agent pursuant to which the Loan Parties will pledge all of the equity interests held by the Loan Parties of each then existing directly or indirectly wholly-owned Subsidiary (which pledge, in the case of the pledge of the voting capital stock of any first tier Foreign Subsidiary, shall be limited to 65% of the voting capital stock of such Foreign Subsidiary).

(d) Section 8.2.4(vi) [Loans and Investments]. Effective upon the Foreign Restructuring Completion Date, Section 8.2.4(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(vi) loans and advances to, and investments in, Foreign Subsidiaries created or acquired after the Foreign Restructuring Completion Date, and additional loans and advances to, and investments in, Foreign Subsidiaries in existence on the Foreign Restructuring Completion Date in excess of the amount of such investments in such Foreign Subsidiaries listed on Schedule 8.2.4, in an aggregate amount not exceeding $100,000,000 at any one time outstanding;

(e) Section 8.2.4(vii) [Loans and Investments]. Section 8.2.4(vii) of the Credit Agreement is hereby amended by replacing the parenthetical “(excluding any loans and advances to, and investments in, Foreign Subsidiaries created after the Closing Date pursuant to clause (vi) of this Section 8.2.4)” and in its stead inserting the parenthetical “(excluding any loans and advances to, and investments in, Foreign Subsidiaries created after the Foreign Restructuring Completion Date pursuant to clause (vi) of this Section 8.2.4)”.

(f) Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions]. Clause (i) of Section 8.2.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)(a) any Loan Party other than the Borrower may consolidate or merge into the Borrower or into another Loan Party which is wholly-owned by one or more of the other Loan Parties and (b) Koppers NZ may be dissolved in connection with the Foreign Restructuring;

(g) Section 8.2.7 [Dispositions of Assets or Subsidiaries]. Clause (vi) of Section 8.2.7 of the Credit Agreement is hereby amended by deleting the word “or” at the end thereof, and the following clauses (vii) and (viii) are hereby inserted in Section 8.2.7 of the Credit Agreement in lieu of existing clause (vii):

(vii) any sale or transfer made in connection with the Foreign Restructuring; or

(viii) provided no Event of Default or Potential Default exists, any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (vii) above, which in any one sale, transfer or lease of assets, or in any number of sales, transfers or leases of assets, involves the sale, transfer, or lease of assets having a book value of not more than twenty-five percent (25%) of the Consolidated Net Tangible Assets during the term of this Agreement (in each case, measured with respect to a series of sales, transfers or leases of assets on the day of the first sale); provided however, the Net Cash Proceeds of any such sale, transfer or lease of assets under this clause (vii) shall be applied as a mandatory prepayment in accordance with Section 5.7.1 hereof [Asset Sales and Recovery Events].

(h) Amendment to add Schedule 1.1(F) [Foreign Restructuring]. The Credit Agreement is hereby amended to add a new Schedule 1.1(F) to the Credit Agreement as set forth on Annex A hereto.

(i) Amendment of Schedule 6.1.1 [Qualifications to do Business]. Effective upon the Foreign Restructuring Completion Date, Schedule 6.1.1 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex B hereto.

(j) Amendment of Schedule 6.1.3 [Subsidiaries]. Effective upon the Foreign Restructuring Completion Date, Schedule 6.1.3 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex C hereto.

(k) Amendment of Schedule 6.1.17 [Partnership Agreements; LLC Agreements. Effective upon the Foreign Restructuring Completion Date, Schedule 6.1.17 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex D hereto.

(l) Amendment of Schedule 8.2.4 [Permitted Loans and Investments]. Effective upon the Foreign Restructuring Completion Date, Schedule 8.2.4 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex E hereto.

3. Consents, Waivers and Releases. Subject to the satisfaction of the conditions precedent set forth in Section 4 below and in reliance on the representations, warranties and covenants set forth in Section 5 below, the Lenders hereby consent (to the extent such consent is required under the Credit Agreement) to the Foreign Restructuring and waive (solely to the extent necessary to permit the consummation of Foreign Restructuring) any covenant or other restriction set forth in the Credit Agreement or any other Loan Document, which would otherwise restrict the consummation of the Foreign Restructuring. Without limiting the generality of the foregoing, subject to the satisfaction of the conditions precedent set forth in Section 4 below and in reliance on the representations, warranties and covenants set forth in Section 5 below, the Lenders hereby waive, prior to the Foreign Restructuring Completion Date and solely with respect to those matters arising due to the Foreign Restructuring having commenced but not having been completed, the requirement under Section 6.2 of the Credit Agreement that the Borrower promptly provide revisions or updates to Schedules to correct any information or disclosures provided thereon that have become outdated or incorrect in any material respect.

In addition, the Loan Parties and the Lenders hereby acknowledge that the equity interests, debt instruments and evidences of indebtedness being transferred among the Loan Parties in connection with the Foreign Restructuring (other than the Released Assets (as hereinafter defined)) will be transferred subject to the security interests of the Collateral Agent and that, after giving effect to the Foreign Restructuring, such security interests shall remain in full force and effect. Subject to the satisfaction of the conditions precedent set forth in Section 4 below and in reliance on the representations, warranties and covenants set forth in Section 5 below, the Lenders hereby consent (i) to the execution and delivery by the Administrative Agent on behalf of the Lenders of such amendments or amendment and restatements of the Pledge Agreement and/or the Security Agreement as the Administrative Agent may determine to be necessary or appropriate to ratify and confirm the continuation of the security interests of the Administrative Agent in the equity interests, debt instruments and evidences of indebtedness referred to in the preceding sentence or otherwise in connection with the Foreign Restructuring, all such amendments and/or amendments and restatements to be in form and substance satisfactory to the Administrative Agent, and (ii) to the release by the Collateral Agent of its Liens on (A) certain of the equity interests being transferred in connection with the Foreign Restructuring due to the issuers of such equity interests no longer constituting first tier Foreign Subsidiaries of the Loan Parties and (B) certain debt instruments and evidences of indebtedness due to the holders of such debt instruments and evidences of indebtedness having contributed, assigned or otherwise transferred the same to their Subsidiaries (collectively, the “Released Assets”), in each case, solely to the extent necessary to effectuate the Foreign Restructuring, such releases to be in form and substance satisfactory to the Administrative Agent.

The parties acknowledge and agree that the foregoing consents and waivers constitute consents and waivers of the restrictions of the Credit Agreement and the other Loan Documents solely with respect to the Foreign Restructuring and do not constitute a consent or a waiver of any term or provision of the Credit Agreement or any other Loan Document for any other purpose or on any other occasion, do not constitute an amendment to any term or provision of the Credit Agreement or any other Loan Document and do not constitute a waiver of any Default or Event of Default which may now exist or hereafter arise or occur.

4. Conditions Precedent. The Borrower, the Guarantors and the Lenders acknowledge that this Amendment shall not be effective until the date each of the following conditions precedent has been satisfied:

(a) The Borrower, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed, and delivered to the Administrative Agent, this Amendment;

(b) Since December 31, 2013, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

(c) No default or event of default shall have occurred or will occur under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor as a result of and after giving effect to the transactions contemplated by this Amendment;

(d) The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Amendment;

(e) The Borrower shall have paid to the Administrative Agent all fees required to be paid in connection with this Amendment, and the Borrower shall have reimbursed the Administrative Agent all fees and expenses, including without limitation, attorneys’ fees, for which the Administrative Agent is entitled to be reimbursed; and

(f) All legal details and proceedings in connection with the transactions contemplated by this Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.

5. Representations, Warranties and Covenants. The Borrower and each Guarantor covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the Borrower’s and Guarantors’ obligations under the Credit Agreement, as modified hereby, are and shall remain secured by the Collateral (other than the Released Assets), pursuant to the terms of the Credit Agreement and the other Loan Documents;

(b) the Borrower and each of the Guarantors possesses all of the powers requisite for it to enter into and carry out the transactions of the Borrower and each

Guarantor referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by the Borrower or such Guarantor; any and all actions required or necessary pursuant to the Borrower’s or such Guarantor’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment; the officers of the Borrower and each Guarantor executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Loan Party and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which the Borrower or such Guarantor is a party or by which the Borrower or such Guarantor or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Borrower and such Guarantor and are full force and effect;

(c) this Amendment, the Credit Agreement, and the other Loan Documents constitute the valid and legally binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(d) except as specifically modified by this Amendment, all representations and warranties made by the Borrower and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and the Borrower and each Guarantor has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;

(e) this Amendment is not a substitution, novation, discharge or release of the Borrower’s or any Guarantor’s obligations under the Credit Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect;

(f) no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets, counterclaims or other claims with respect to the Borrower’s or any Guarantor’s obligations and liabilities under the Credit Agreement or any of the other Loan Documents; and

(g) the Borrower and each Guarantor hereby ratifies and confirms in full its duties and obligations under the Credit Agreement, the Guaranty Agreement, and the other Loan Documents applicable to it, each as modified hereby.

6. Incorporation into Credit Agreement and other Loan Documents. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby. The term “Loan Documents” as defined in the Credit Agreement shall include this Amendment.

7. Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

8. Successors and Assigns. This Amendment shall apply to and be binding upon the Borrower and each Guarantor in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that neither the Borrower nor any Guarantor may assign, transfer or delegate its duties and obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders.

9. Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

10. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

11. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

12. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:

KOPPERS INC.

By:	/s/ Louann E. Tronsberg-Deihle

Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

GUARANTORS:

KOPPERS HOLDINGS INC. KOPPERS DELAWARE, INC. KOPPERS ASIA LLC KOPPERS CONCRETE PRODUCTS, INC. CONCRETE PARTNERS, INC.

By:	/s/ Louann E. Tronsberg-Deihle

Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS WORLD-WIDE VENTURES CORPORATION

By:	/s/ Louann E. Tronsberg-Deihle

Name:	Louann E. Tronsberg-Deihle
Title:	Vice President

KOPPERS VENTURES LLC

By:	/s/ Louann E. Tronsberg-Deihle

Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer and Assistant Secretary

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

KOPPERS PERFORMANCE CHEMICALS, INC.,
a New York corporation

By:	/s/ Louann E. Tronsberg-Deihle

Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS RAILROAD STRUCTURES INC.,
a Delaware corporation

By:	/s/ Louann E. Tronsberg-Deihle

Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS-NEVADA LIMITED-LIABILITY COMPANY,
a Nevada limited liability company
KOPPERS NZ LLC, a New York limited liability company
WOOD PROTECTION MANAGEMENT LLC, a Nevada limited liability company

By:	/s/ Steven R. Lacy

Name:	Steven R. Lacy
Title:	Manager

WOOD PROTECTION LP,
a Texas limited partnership

By: WOOD PROTECTION MANAGEMENT LLC,
as General Partner

By:	/s/ Steven R. Lacy

Name:	Steven R. Lacy
Title:	Manager

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

ADMINISTRATIVE AGENT AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ Tracy J. DeCock

Name:	Tracy J. DeCock
Title:	Senior Vice President

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as Co-Syndication Agent

By:	/s/ J. Barrett Donovan

Name:	J. Barrett Donovan
Title:	Senior Vice President

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

BANK OF AMERICA, N.A.,
as a Lender and as Co-Syndication Agent

By:	/s/ Joseph E. Flynn

Name:	Joseph E. Flynn
Title:	Senior Vice President

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

CITIZENS BANK OF PENNSYLVANIA,
as a Lender and as Co-Syndication Agent

By:	/s/ Sean McWhinnie

Name:	Sean McWhinnie
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

FIFTH THIRD BANK,
as a Lender and as Co-Documentation Agent

By:	/s/ Michael S. Barnett

Name:	Michael S. Barnett
Title:	Managing Director

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Marcus M. Tarkington

Name:	Marcus M. Tarkington
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Shannon

Name:	Michael Shannon
Title:	Vice President

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ May Huang

Name:	May Huang
Title:	Assistant Vice President

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Belinda Tucker

Name:	Belinda Tucker
Title:	Managing Director

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Edward McGuire

Name:	Edward McGuire
Title:	Managing Director

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

FIRST NIAGARA BANK, N. A.,
as a Lender

By:	/s/ Brad Johnston

Name:	Brad Johnston
Title:	Assistant Vice President

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ Dennis F. Lennon

Name:	Dennis F. Lennon
Title:	Vice President

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Michael Kiss

Name:	Michael Kiss
Title:	Vice President

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

FIRST COMMONWEALTH BANK,
as a Lender

By:	/s/ Joseph P. Hynds

Name:	Joseph P. Hynds
Title:	Senior Vice President

[SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AND WAIVER]

TRISTATE CAPITAL BANK,
as a Lender

By:	/s/ Anne M. Westbrook

Name:	Anne M. Westbrook
Title:	Senior Vice President

ANNEX A

SCHEDULE 1.1(F)

FOREIGN RESTRUCTURING

CERTAIN PARTIES:

ABBREVIATION	PARTY
CV1	Koppers World Wide Holdings C.V.
New -CV (Europe)	Koppers Global Investments C.V.
New -CV (Australia)	Koppers Australasian Investments C.V.
New-BV (Australia)	Koppers Australasian B.V.
KIBV	Koppers International B.V.
KPC	Koppers Performance Chemicals Inc.
KPC-Australia	Koppers Performance Chemicals Australia Pty. Ltd.
KPC- Denmark	Osmose Denmark A/S
KPC- New Zealand	Koppers Performance Chemicals New Zealand
Koppers Australia Holdings	Koppers Australia Holding Company Pty. Ltd.
Koppers Australia	Koppers Australia Pty. Ltd.
Koppers Canada	Koppers Ashcroft Inc.
Koppers Denmark	Koppers Denmark ApS
Koppers Nevada	Koppers- Nevada Limited- Liability Company
Koppers- NZ	Koppers NZ LLC
Koppers New Zealand	Koppers New Zealand
Mauritius	Koppers Mauritius
UK Ltd.	Koppers UK Ltd.
UK NewCo	Koppers UK Investments Ltd
WWVC	Koppers World Wide Venture Corp.

STEP E1

STEP	ACTION
E1(a)	UK Ltd. enters into a binding commitment with KPC to exchange nonvoting shares to be received on the incorporation of UK NewCo for newly issued nonqualified preferred stock (“NQPS”) of KPC.

E1(b)	UK Ltd. transfers all the outstanding shares of UK Specialty Chemicals Ltd. and UK Transport Ltd. to UK NewCo in exchange for two classes of common stock of UK NewCo: voting and nonvoting. The voting and nonvoting shares represent 99% and 1% of the total value, respectively.

E1(c)	Pursuant to the binding commitment, UK Ltd. exchanges the nonvoting shares received in the preceding step with KPC for equivalent value of NQPS of KPC.

STEP E2

STEP	ACTION
E2(a)	WWVC forms New-CV (Europe)

E2(b)	Koppers Ventures LLC becomes the second partner and contributes less than $10,000 for a 1% partnership interest in New-CV ( Europe)

E2(c)	WWVC transfers CV1 to New-CV (Europe).

STEP A1

STEP	ACTION
A1	Mauritius declares an $8 million dividend to Koppers Australia and issues an intercompany note to Koppers Australia in the same amount. Immediately upon receipt, Koppers Australia distributes the same intercompany note to Koppers Australia Holding and Koppers Australia Holding distributes the same intercompany note to WWVC.

STEP A2

STEP	ACTION
A2(a)	WWVC forms a new Dutch partnership, New-CV (Australia).

A2(b)	Koppers Ventures LLC becomes a second partner and contributes less than $10,000 for a 1% partnership interest in the New-CV (Australia).

A2(c)	New-CV (Australia) forms New-BV (Australia).

A2(d)	WWVC assigns the present intercompany debt due from Koppers Australia Holding (approximately AUS $62 million)) and transfers the stock of Koppers Australia Holding to New-BV (Australia) in exchange for two notes (approximately AUS $62 million and approximately $196 million).

A2(e)	WWVC assigns as a contribution to New CV (Australia) the approximately AUS $62 million note and the approximately $196 million note.

A2(f)	New CV (Australia) assigns as a contribution to New BV (Australia) the approximately $196 million note, with the note cancelled by operation of law.

STEP OA

STEP	ACTION
OA1	KPC sells KPC-Australia to Koppers Australia Holding for several notes totaling approximately $20 million.

OA2	KPC assigns note receivables from Koppers Australia Holding to New-CV (Australia) in exchange for several notes totaling approximately $20 million from New-CV (Australia).

OA3	New-CV (Australia) assigns to New-BV (Australia) the notes from Koppers Australia Holding in exchange for approximately $20 million notes receivable from New-BV (Australia).

STEP NZ

STEP	ACTION
NZ1	Mattersmiths Holdings Ltd. re-charters under local law to an unlimited liability company to become an eligible entity for U.S. federal tax purposes.

NZ2	Mattersmiths Technology Ltd. re-charters under local law to an unlimited liability company to become an eligible entity for U.S. federal tax purposes.

NZ3	Koppers NZ sells all of the outstanding shares of KPC -New Zealand to New CV (Australia) for several notes totaling approximately $39 million.

NZ4	New C.V.—Australia contributes approximately $9 million in shares of KPC New Zealand to New B.V. Australia and sells remaining shares of KPC New Zealand to New B.V.—Australia for several notes totaling approximately $30 million.

NZ5	New B.V. Australia forms Koppers New Zealand, a New Zealand entity, and contributes to Koppers New Zealand approximately $9 million in shares of KPC- New Zealand and sells remaining shares of KPC New Zealand for several notes totaling approximately $30 million.

STEP TS

STEP	ACTION
TS1	Koppers Nevada sells all of the outstanding shares of Timber Specialties Co. to CV1 for several notes totaling approximately $22 million.

STEP B

STEP	ACTION
B1	KPC contributes its ownership in Technologies De Madeiras Brasieiras Comerio de Preservantes Ltda (“KPC-Osmose Brazil”) to Protim Solignum Ltd.

B2	Koppers Nevada sells its ownership in KPC-Osmose Brazil to Protim Ltd. for cash (approximate value is $700).

STEP UK

STEP	ACTION
UK1	KPC sells all of the outstanding shares of Protim Solignum Ltd. and Protim Ltd (Dormant) to CV1 for several notes equal to approximately $26 million.

UK2	CV1 sells Protim Solignum Ltd. and Protim Ltd. (Dormant) to KIBV for several notes totaling the same approximately $26 million.

UK3	KIBV sells Protim Solignum Ltd. and Protim Ltd. (Dormant) to UK Holding Ltd. for several notes totaling the same approximately $26 million.

STEP D

STEP	ACTION
D1	Osmose Denmark A/S is re-chartered to an ApS to become an eligible entity.

D2	KPC sells all of the outstanding shares of Osmose Denmark to CV1 for several notes totaling approximately $5 million.

D3	CV1 sells Osmose Denmark to KIBV for several notes totaling approximately $5 million.

D4	KIBV sells Osmose Denmark to Koppers Denmark for several notes totaling approximately $5 million.

ANNEX B

SCHEDULE 6.1.1

QUALIFICATIONS TO DO BUSINESS

	Jurisdiction of Incorporation/Organization	Certain Jurisdictions in which Qualified to do Business as Foreign Corporation
Koppers Inc.	Pennsylvania	Alabama, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota (as Koppers Inc.), Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New York (as Koppers Industries, Inc.), North Carolina, Ohio, Oklahoma, Oregon, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia, Wisconsin
Koppers World-Wide Ventures Corporation	Delaware
Koppers Delaware, Inc.	Delaware
Koppers Assurance, Inc.	South Carolina
Koppers Asia LLC	Delaware
Koppers Holdings Inc.	Pennsylvania
Koppers Ventures LLC	Delaware
Koppers Concrete Products, Inc.	Delaware	Ohio
Concrete Partners, Inc.	Delaware
Koppers Australia Holding Company Pty Ltd	Australia (Victoria)
Koppers Australia Pty Limited	Australia (NSW)
Koppers Wood Products Pty. Ltd.	Australia (NWS)	Philippines
Koppers Carbon Materials & Chemicals Pty Ltd.	Australia (NSW)
Continental Carbon Australia Pty Ltd.	Australia (NSW)
[1]Koppers Shipping Pty Ltd.	Australia (NSW)
Koppers Ashcroft Inc.	Canada (British Columbia)
Koppers Europe ApS	Denmark
Koppers Denmark ApS	Denmark
Koppers Tar Tech International ApS (formerly Koppers Trading Denmark A/S)	Denmark
Koppers European Holdings ApS	Denmark
Koppers Poland Sp. z.o.o	Poland (limited liability company)
Koppers UK Holding Ltd.	English Limited Corporation
Koppers UK Limited	English Limited Corporation

	Jurisdiction of Incorporation/Organization	Certain Jurisdictions in which Qualified to do Business as Foreign Corporation
Koppers UK Transport Limited	English Limited Corporation
Koppers Specialty Chemicals Limited	English Limited Corporation
Koppers Luxembourg Sarl	Luxembourg
Koppers International B.V.	The Netherlands (private limited liability company)
Koppers Netherlands B.V.	The Netherlands (private limited liability company)
Koppers World-Wide Holdings C.V.	The Netherlands (Limited Partnership)
Koppers Global Investments C.V.	The Netherlands (Limited Partnership)
Koppers Australasian Investments C.V.	The Netherlands (Limited Partnership)
Koppers Australasian B.V.	The Netherlands (private limited liability company)
Koppers UK Investments Ltd.	English Limited Corporation
Tankrederij J.A. van Seumeren B.V.	The Netherlands (private limited liability company)

[1]	In process of being dissolved

Entity	Jurisdiction of Organization	Jurisdictions of Qualification
Koppers Performance Chemicals Inc.	New York	Georgia
Michigan, South Carolina, Tennessee, Washington
Koppers Railroad Structures Inc.	Delaware	Alabama

Arizona, Arkansas

California, Colorado, Connecticut, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming

Koppers Railroad Structures Canada Inc.	British Columbia, Canada	Alberta, Manitoba, Ottawa, Saskatchewan
Koppers-Nevada Limited-Liability Company	Nevada
Wood Protection Management LLC	Nevada

Entity	Jurisdiction of Organization	Jurisdictions of Qualification
Koppers Performance Chemicals Denmark ApS	Denmark
Koppers Performance Chemicals Australia Pty Ltd.	Australia
Osmose (Thailand) Ltd.	Thailand
Protim Solignum Sdn Bhd	Malaysia
Osmose Chile Limitada	Chile
Protim Solignum Ltd.	United Kingdom
Koppers NZ LLC	New York
Timber Specialties Co.	Nova Scotia, Canada	Registered agents in Ontario, Alberta, British Columbia, Manitoba, Newfoundland, Quebec and Saskatchewan
Wood Protection LP	Texas
Oy Koppers Finland Ab	Finland
Koppers Sweden AB	Sweden
Koppers Norway AS	Norway
Koppers Deutschland GmbH	Germany
Koppers Latvia SIA	Latvia
Protim Solignum South Africa Pty Ltd.	South Africa
Koppers Performance Chemicals New Zealand	New Zealand
Koppers New Zealand	New Zealand
Mattersmiths Technologies	New Zealand
Mattersmiths Holdings	New Zealand
[NewCo NZ]	New Zealand
Protim Osmose Ltd.	Ireland
Technologias DeMadeiras Brasileiras Comerico De Preservantes Ltda.	Brazil
1172 North Thomas, LLC	Delaware	Tennessee
Retratar Espana S.L. (inactive)	Spain

ANNEX C

SCHEDULE 6.1.3

SUBSIDIARIES1

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Borrower’s United States Subsidiaries:

Concrete Partners, Inc.	Delaware Corporation	1,000 shares of common stock are currently authorized.	1,000 shares of common stock are currently issued.	Koppers Inc. owns 100% of the common stock of Concrete Partners, Inc.

Koppers Asia LLC	Delaware limited liability company	None	None	Koppers Inc. owns 100% of the membership interest in Koppers Asia LLC

Koppers Assurance, Inc.	South Carolina corporation	100,000 shares of common stock are currently authorized.	50,000 shares of common stock are currently issued.	Koppers Inc. owns 100% of the common stock of Koppers Assurance, Inc.

Koppers Concrete Products, Inc.	Delaware corporation	1,000 shares of common stock are currently authorized.	1,000 shares of common stock are currently issued.	Koppers Inc. owns 100% of the common stock of Koppers Concrete Products, Inc.

Koppers Delaware, Inc.	Delaware corporation	1,000 shares of common stock are currently authorized.	1,000 shares of common stock are currently issued.	Koppers Inc. owns 100% of the common stock of Koppers Delaware, Inc.

Koppers Ventures LLC	Delaware limited liability company	None	None	Koppers World-Wide Ventures Corporation owns 100% of the membership interest in Koppers Ventures LLC

Koppers World-Wide Ventures Corporation	Delaware corporation	1,000 shares of common stock are currently authorized.	1,000 shares of common stock are currently issued.	Koppers Inc. owns 100% of the common stock of Koppers World-Wide Ventures Corporation

[1]	There are no options, warrants or other rights outstanding to purchase any of the Subsidiary Shares set forth on this Schedule 6.1.3.

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Borrower’s Australian Subsidiaries:

Koppers Australia Holding Company Pty Ltd.	Australian corporation (Victoria)	12 Ordinary Shares	12 Ordinary Shares $1 each fully paid	Koppers AustralasianB.V. owns 100% of the common stock of Koppers Australia Holding Co. Pty Ltd.

Koppers Australia Pty Ltd.	Australian corporation (NSW)		12,375,000 of ordinary shares of common stock are currently issued and 2,183,824 non-voting C shares	Koppers Australia Holding Company Pty Ltd. currently owns 100% of the ordinary shares of common stock of Koppers Australia Pty. And 100% of non-voting C shares. Koppers World-Wide Ventures Corporation owns 100% of the non-voting “C” shares of common stock of Koppers Australia Pty. Limited.

Koppers Wood Products Pty Ltd.	Australian corporation (NSW)		3,500,000 shares of nominal common stock are currently issued.	Koppers Australia Pty. Limited currently owns 100% of the shares of nominal common stock of Koppers Wood Products Pty Ltd. currently issued.

Koppers Carbon Materials & Chemicals Pty Ltd.	Australian corporation (NSW)		2,000,000 shares of nominal common stock are currently issued.	Koppers Australia Pty. Limited currently owns 100% of the shares of nominal common stock of Koppers Carbon Materials & Chemicals Pty Ltd.

Continental Carbon Australia Pty Ltd.	Australian corporation (NSW)		8,000,000 shares of nominal common stock are currently issued.	Koppers Australia Pty Limited currently owns 100% of the shares of nominal common stock of Continental Carbon Australia Pty Ltd.

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers Shipping Pty Ltd.	Australian corporation (NSW)		2 shares of nominal common stock are currently issued.	Koppers Australia Pty Limited currently owns 100% of the shares of nominal common stock of Koppers Shipping Pty Ltd. currently issued.

Borrower’s Canadian Subsidiaries:

Koppers Ashcroft Inc.	Canadian corporation (British Columbia)	Unlimited shares of capital stock without par are currently authorized.	100 shares of common stock are currently issued.	Koppers World-Wide Ventures Corporation currently owns 100% of the issued shares of common stock of Koppers Ashcroft Inc.

Borrower’s European Subsidiaries:

Koppers Global Investments C.V.	The Netherlands – limited partnership			Koppers Ventures LLC owns 1% of the shares and Koppers World Wide Ventures Corp., owns 99% of the shares of Koppers Global Investments C.V.

Koppers UK Investments Ltd.	English limited corporation	shares of ordinary A shares and shares of ordinary B shares are authorized	197 ordinary A shares and 2 ordinary B shares of registered capital stock are currently issued.	Koppers UK Ltd. owns 100% of the issued capital stock of Koppers UK Investments Ltd.

Koppers Australasian Investments C.V.	The Netherlands – limited partnership			Koppers Ventures LLC owns 1% of the shares and Koppers Worldwide Ventures Corp., owns 99% of the shares of Koppers Australasian Investments C.V.

Koppers Australasian B.V.	The Netherlands – private limited liability company	shares are issued with a nominal value of EUR 1 per share_	shares are issued with a nominal value of EUR 1 per share	Koppers Australasian Investments C.V. owns 100% of the shares of Koppers Australasian B.V.

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers Europe ApS	Danish corporation	DKK 8,375,000 shares of registered capital stock are currently authorized.	DKK 8,375,000 shares of registered capital stock are currently issued.	Koppers International B.V. currently owns 100% of the issued shares of registered capital stock of Koppers Europe ApS.

Koppers Denmark ApS	Danish corporation	DKK 70,000,000 shares of registered capital stock are currently authorized.	DKK 70,000,000 shares of registered capital stock are currently issued.	Koppers Europe ApS currently owns 100% of the issued shares of registered capital stock of Koppers Denmark ApS.

Koppers Tar Tech International ApS (formerly Koppers Trading Denmark A/S)	Danish corporation	DKK 70,000,000 shares of registered capital stock are currently authorized.	DKK 70,000,000 shares of registered capital stock are currently issued.	Koppers Denmark ApS currently owns 100% of the issued shares of registered capital stock of Koppers Tar Tech International ApS.

Koppers European Holdings ApS	Danish corporation	DKK 500,000 shares of registered capital stock are currently authorized.	DKK 500,000 shares of registered capital stock are currently issued.	Koppers Denmark ApS owns 100% of the issued shares of registered capital stock of Koppers European Holdings ApS.

Koppers Poland Sp. z.o.o.	Polish corporation (limited liability company)	PLN 1.700.000 (3,400 shares @ PLN 500 each) are currently authorized.	3,400 shares are currently issued.	Koppers European Holdings ApS currently owns 100% of the issued capital stock of Koppers Poland Sp. z.o.o.

Koppers UK Holding Ltd.	English limited corporation	3,900,000 shares of registered capital stock are currently authorized.	3,900,000 shares of registered capital stock are currently issued.	Koppers European Holdings ApS currently owns 100% of the issued capital stock of Koppers UK Holding Ltd.

Koppers UK Limited	English limited corporation	3,000,000 shares of registered capital stock are currently authorized.	1,560,000 shares of registered stock are currently issued.	Koppers UK Holding Ltd. currently owns 100% of the issued capital stock of Koppers UK Limited.

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers UK Transport Limited	English limited corporation	20,000 shares of registered capital stock are currently authorized.	16,150 shares of registered capital stock are currently issued.	Koppers UK Investments Ltd currently owns 100% of the issued capital stock of Koppers UK Transport Limited

Koppers Specialty Chemicals Limited	English limited corporation	100,000 ordinary shares of registered capital stock are currently authorized at £1.	1 ordinary share of registered capital stock is currently issued.	Koppers UK Investments Ltd. currently owns 100% of the issued capital stock of Koppers Specialty Chemicals Limited.

Koppers Luxembourg Sarl	Limited Liability Company Grand Duchy of Luxembourg	USD$19,950 registered capital	399 shares of registered capital stock at USD$50 each are currently issued.	Koppers International B.V. currently owns 100% of the issued capital stock of Koppers Luxembourg Sarl.

Koppers International B.V.	The Netherlands – private limited liability company		18,000 shares are issued with a nominal value of EUR 1 per share	Koppers World-Wide Holdings C.V. owns 100% of the shares of Koppers International B.V.

Koppers Netherlands B.V.	The Netherlands – private limited liability company	EUR 6.750.000,00 divided into 15,000 shares with a par value of EUR 450 each are authorized.	EUR 3.150.000,00 divided into 7,000 shares with a par value of EUR 450 each are issued.	Koppers International B.V. owns 100% of the shares of Koppers Netherlands B.V.

Koppers World-Wide Holdings C.V.	The Netherlands – limited partnership	Koppers Ventures LLC- EUR 300 Koppers World-Wide Ventures Corporation EUR 29,700		Koppers Ventures LLC owns 1% of the shares and Koppers Global Investments C.V. owns 99% of the shares of Koppers World-Wide Holdings C.V.

Tankrederij J.A. van Seumeren B.V.	The Netherlands – private limited liability company	NLG 75,000 (Dutch guilders) divided into 75 shares of NLG at 1,000 each are authorized.	NLG 15,000 shares are issued.	Koppers Netherlands B.V. owns 100% of the shares of Tankrederij J.A. van Seumeren B.V.

Subsidiary	Owner	Jurisdiction of Organization	Authorized Capital Stock	Issued and Oustanding Shares/Units
Koppers Performance Chemicals Inc.	Koppers Inc.	New York	2,250,000	774,254

Koppers Railroad Structures, Inc.	Koppers Inc.	Delaware	3,000	100

Koppers Railroad Structures Canada Inc.	Koppers Railroad Structures Inc.	British Columbia, Canada	100	100

Koppers-Nevada Limited-Liability Company	Koppers Performance Chemicals Inc.	Nevada	N/A	N/A

Wood Protection Management LLC	Koppers Performance Chemicals Inc.	Nevada	N/A	N/A

Koppers Performance Chemicals Denmark ApS	Koppers Denmark ApS	Denmark		10

Koppers Performance Chemicals Australia Pty Ltd.	Koppers Australia Holding Company Pty. Ltd.	Australia		4

Osmose (Thailand) Ltd.	Koppers Performance Chemicals Inc. – 75% Protim Solignum Ltd. – 25%	Thailand		20,000

Protim Solignum Sdn Bhd	Koppers Performance Chemicals Inc. – 50% Protim Solignum Ltd. – 50%	Malaysia		2

Osmose Chile Limitada	Koppers Performance Chemicals Inc.– 99.9% Attorney in Chile – 0.1% (as Nominee)	Chile	N/A	N/A

Protim Solignum Ltd.	Koppers UK Holding Ltd. ,	United Kingdom		2,020,001

Koppers NZ LLC	Koppers Performance Chemicals Inc.	New York	N/A	N/A

Timber Specialties Co.	Koppers International B.V.	Nova Scotia, Canada		2

Subsidiary	Owner	Jurisdiction of Organization	Authorized Capital Stock	Issued and Oustanding Shares/Units
Wood Protection LP	Koppers-Nevada Limited-Liability Company – 99.99% Wood Protection Management LLC – 0.01%	Texas	N/A	N/A

Oy Koppers Finland Ab	Koppers Performance Chemicals Denmark ApS	Finland		234

Koppers Sweden AB	Koppers Performance Chemicals Denmark ApS	Sweden		1 – 50000 SEK

Koppers Norway AS	Koppers Performance Chemicals Denmark ApS	Norway		1 – 50000 NOK

Koppers Deutschland GmbH	Koppers Performance Chemicals Denmark ApS	Germany		1 – 25.000 €

Koppers Latvia SIA	Koppers Performance Chemicals Denmark ApS	Latvia		1 – 2.000 LVL

Protim Solignum South Africa Pty Ltd.	Koppers Performance Chemicals Denmark ApS	South Africa		120

Koppers Performance Chemicals New Zealand	Koppers New Zealand	New Zealand		5,071,900

Koppers New Zealand	Koppers Australasian B.V.	New Zealand		—

Mattersmiths Technologies	Koppers Performance ChemicalsNew Zealand	New Zealand		10,000

Mattersmiths Holdings	Koppers Performance ChemicalsNew Zealand	New Zealand		1,000

Protim Osmose Ltd.	Protim Solignum Ltd.	Ireland		100

Technologias DeMadeiras Brasileiras Comerico De Preservantes Ltda.	Protim Solignum Ltd. – 99.99% Protim Ltd. – .01%	Brazil		8,909,218 quotas

[2]	In process of being dissolved.

ANNEX D

SCHEDULE 6.1.17

PARTNERSHIP AGREEMENTS; LLC AGREEMENTS

Koppers Asia LLC Operating Agreement, dated as of November 20, 2007, by and between Koppers Inc. and Koppers Asia LLC

Koppers Ventures LLC Operating Agreement dated February 2, 2010, by Koppers World-Wide Ventures Corporation

Operating Agreement of Koppers-Nevada Limited-Liability Company

Operating Agreement of Wood Protection Management LLC

Operating Agreement of KoppersNZ LLC

Agreement of Limited Partnership of Wood Protection LP

Limited Partnership Agreement of Koppers Australasian Investments C.V.

Limited Partnership Agreement of Koppers Global Investments C.V.

ANNEX E

SCHEDULE 8.2.4

PERMITTED LOANS AND INVESTMENTS

North America (currency as noted) –

Investment by Koppers Inc. in Koppers Assurance, Inc. – US$0.5 million

Investment by Koppers World-Wide Ventures Corporation in Koppers Australia Holding Company Pty. Ltd. – US$3.5 million

Investment by Koppers World-Wide Ventures Corporation in Koppers Ventures LLC – US$21.8 million

Investment by Koppers World-Wide Ventures Corporation in Koppers World-Wide Holdings C.V. – US$0.1 million

Investment by Koppers Ventures LLC in Koppers World-Wide Holdings C.V. – US$21.8 million (related to the Investment by Koppers World-Wide Ventures Corporation in Koppers Ventures LLC of US$21.8 million)

Investment by Koppers Concrete Products, Inc. in KSA Limited Partnership – US$33,170

Investment by Concrete Partners, Inc. in KSA Limited Partnership – US$1.9 million

Loan by Koppers Concrete Products, Inc. in KSA Limited Partnership – US$4,500

Loan by Concrete Partners, Inc. in KSA Limited Partnership – US$220,500

Loan by Koppers World-Wide Ventures Corporation to Koppers Australia Holding Company Pty. Ltd. – AU$64 million

Loan by Koppers World-Wide Ventures Corporation to Koppers Mauritius US$4.1 million

Loan by Koppers World-Wide Ventures Corporation to Koppers Ashcroft CAD $18.8 million

Loan by Koppers Assurance, Inc. to Koppers Inc. – US$40.8 million

Advance accounts (loans) by Koppers Inc. to wood raw material suppliers totaling US$ 2,009,541.28

Loan by Timber Specialties Co to Tecnologias De Madeiras Brasileiras Participacoes Ltda CDN $3.1 million

Australia (all amounts in Australian Dollars)

Investment by Koppers Australia Holding Company Pty. Ltd. in Koppers Australia Pty. Ltd. – AU$81.5 million

Investment by Koppers Australia Pty. Ltd. in Koppers Carbon Materials & Chemicals Pty. Ltd. – AU$9.2 million

Investment by Koppers Australia Pty. Ltd. in Continental Carbon Australia Pty. Ltd. – AU$8.7 million

Investment by Koppers Australia Pty. Ltd. in Koppers Wood Products Pty. Ltd. – AU$7.1 million

Investment by Koppers Australia Pty. Ltd. in Koppers Mauritius – AU$19.5 million

Investment by Koppers Australia Pty. Ltd. in Koppers (Beijing) Chemical Co., Ltd. – AU$0.1 million

Investment by Koppers Australia Holding Company Pty. Ltd. in stock of Koppers Performance Chemicals Australia Pty. Ltd. US$20 million (1) (OA1)

Investment by Koppers Australasian Investments C.V. in stock of Koppers Performance Chemicals New Zealand US$ 39 million (1)(NZ3)

Investment by Koppers Australasian B.V, in stock of Koppers Performance Chemicals New Zealand US$ 39 million (1)(NZ4)

Investment by Koppers New Zealand in stock of Koppers Performance Chemicals New Zealand US$ 39 million (1)(NZ5)

Europe (currency as noted)

Investment by Koppers Europe ApS in Koppers Denmark ApS – DKK 49.0 million

Investment by Koppers Denmark ApS in Koppers Tar Tech International ApS – DKK 0.2 million

Investment by Koppers Denmark ApS in Koppers European Holdings ApS – DKK 0.6 million

Investment by Koppers European Holdings ApS in Koppers Poland Sp. Z.o.o. – DKK 0.5 million

Investment by Koppers European Holdings ApS in Koppers UK Holding Ltd. – DKK 6 million

Investment by Koppers UK Holding Ltd. in Koppers UK Limited – GBP 11.8 million

Investment by Koppers UK Limited in Koppers Specialty Chemicals Ltd. – GBP 0.1 million

Investment by Koppers UK Limited in Koppers UK Transport Ltd. – GBP 0.3 million

Investment by Koppers World-Wide Holdings C.V. in Koppers International B.V. – Euro 9.7 million

Investment by Koppers International B.V. in Koppers Netherlands B.V. – Euro 18.0 million

Investment by Koppers International B.V. in Koppers Europe ApS – Euro 21.4 million

Investment by Koppers International B.V. in Koppers S.a.r.l. Luxembourg – Euro 0.1 million

Investment by Koppers International B.V. in Koppers (Tianjin) Trading Co., Ltd (China) – USD 1.0 million

Investment by Koppers International B.V. in Koppers (Jiangsu) Carbon Chemical Co., Ltd (China) – Euro 16.0 million

Investment by Koppers World Wide Ventures Corp. in Koppers Global Investments C.V. – equity of Koppers World Wide Holdings C.V. and 1 Euro (1)(E2(c))

Investment by Koppers Ventures LLC in Koppers Global Investments C.V. 1 Euro (1) (E2(b))

Investment by Koppers World Wide Ventures Corp. in Koppers Australasian B.V. – Equity of Koppers Australia Holding Company Pty. Ltd. ( US$ 196 Million) and Intercompany debt owed by Koppers Australia Holding Company Pty. Ltd. to Koppers World Wide Ventures Corp. (AUS 62 million)(1)(A2(d))

Investment by Koppers World Wide Ventures Corp in Koppers Australia Investments C.V. – Intercompany Notes made by Koppers Australasian B.V. (US$196 million and AUS $62 million) and 99 Euros (1)(A2(a) and A2(d))

Investment by Koppers Ventures LLC in Koppers Australasian Investments C.V. 1 Euro (1)(A2(b))

Investment by Koppers Australasian Investments C.V. in Koppers Australasian B.V. Promissory Note made by Koppers Australasian B.V. (US$196 million)(1)(A2(f))

Investment by Koppers UK Ltd. in Koppers UK Investments Ltd. – Equity of Koppers UK Transport Limited and Koppers Specialty Chemicals Limited (1)(E1(b))

Investment by Koppers UK Ltd. in non-qualified preferred stock of Koppers Performance Chemicals, Inc. (1)(E1(c))

Investment by Koppers Performance Chemicals, Inc. in non-voting stock of Koppers UK Investments, Ltd. (1)(E1(c))

Investment by Koppers World Wide Holding C.V. in stock Timber Specialties Co. US$22 million (1)(TS1)

Investment by Protim Solignum Ltd. in Technologies De Madeiras Brasieiras Solignum Ltd. US$7 million (1)(B1 and B2)

Investment by Koppers World Wide Holdings C.V. in equity of Protim Solignum Ltd. and Protim Ltd. US$26 million (1)(UK1)

Investment by Koppers Netherlands B.V. in equity of Protim Solignum Ltd. and Protim Ltd. US$26 million(1)(UK2)

Investment by Koppers UK Holding Ltd. in equity of Protim Solignum Ltd. and Protim Ltd. US$26 million(1)(UK3)

Investment by Koppers World Wide Holdings C.V. in equity of Koppers Performance Chemicals Denmark ApS US$5 million(1)(D1)

Investment by Koppers International B.V. in equity of Koppers Performance Chemicals Denmark ApS US$5 million (1)(D2)

Investment by Koppers Denmark Aps in equity of Koppers Performance Chemicals Denmark ApS US$5 million (1)(D3)

Loan by Koppers European Holdings ApS to Koppers Denmark ApS – DKK 0.6 million

Loan by Koppers Europe ApS to Koppers Denmark ApS to – DKK 2.4 million

Loan by Koppers Denmark ApS to Koppers International B.V. – DKK 91.8 million

Loan by Koppers Tar Tech International ApS to Koppers Denmark ApS – DKK 3.0 million

Loan by Koppers UK Ltd to Koppers International B.V. GBP 17 million

Loan by Koppers World Wide Ventures Corp. (as assignee of Koppers Australian Holdings Pty. Ltd, as assignee of Koppers Australia Pty. Ltd. ) to Koppers Mauritius US$8 million (1)(A1)

Loan by Koppers Australian Investments C.V. (as assignee of Koppers World Wide Ventures Corp) to Koppers Australasian B.V. AUS $ 62 million (1)(A2(d) and A2(e))

Loan by Koppers Australasian B.V. (as assignee of Koppers Australasian Investments C.V. which was assignee of Koppers Performance Chemicals, Inc.) to Koppers Australia Holding Company Pty. Ltd. US$ 20 million (1)(OA2 and OA3)

Loan by Koppers Performance Chemicals Inc. to Koppers Australasian Investments C.V. US$20 million (1)(OA-1)

Loan by Koppers-Nevada Limited- Liability Company to Koppers World Wide Holding C.V. US$22 million (1)(TS1)

Loan by Koppers Australasian Investments C.V. to Koppers Australasian B.V. US$ 20 million (1)(OA3)

Loan by Koppers NZ LLC to Koppers Australasian Investments C.V US$39 million (1)(NZ3)

Loan by Koppers Australasian Investments C.V. to Koppers Australasian B.V. US$ 30 million (1)(NZ4)

Loan by Koppers Australasian B.V. to Koppers New Zealand US$ 30 million (1)(NZ5)

Loan by Koppers Performance Chemicals to Koppers World Wide Holdings C.V. US$26 million (1)(UK1)

Loan by Koppers World Wide Holdings C.V.to Koppers International B.V. US$26 million (1)(UK2)

Loan by Koppers International B.V. to Koppers UK Holding Ltd. US$26 million (1)(UK3)

Loan by Koppers Performance Chemicals, Inc. to Koppers World Wide Holding C.V, US$5 million (1)(D1)

Loan by Koppers World Wide Holding C.V, to Koppers International C.V. US$5 million(1)(D2)

Loan by Koppers International B.V. to Koppers Demark ApS. US$5 million (1)(D3)

Related to 2104 Restructuring Transaction